UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 13, 2005 ev3 Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51348	32-0138874
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4600 Nathan Lane North Plymouth, Minnesota		55442
(Address of Principal Executive Offices)		(Zip Code)

(763) 398-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                Entry into a Material Definitive Agreement.

On October 13, 2005, ev3 Inc.’s majority owned publicly reporting operating subsidiary, Micro Therapeutics, Inc. (“MTI”), entered into a Lease (the “Lease”) with The Irvine Company, a Delaware corporation (the “Landlord”), for approximately 96,400 square feet of new office space located at 9775 Toledo Way, Irvine, CA 92618 (the “9775 Premises”).  The term of the Lease is approximately five years commencing upon the date that the Landlord substantially completes improvements to the 9775 Premises as set forth in the Lease (the “Improvements”).  The Lease also provides MTI an option to extend the term of the Lease for an additional six years.  The basic rental amount for the 9775 Premises is initially $68,000 per month and increases yearly over the term of the lease up to a maximum of $92,542 per month.

In order to provide MTI with financing to support the planned Improvements and anticipated moving expenses, ev3 Inc. (“ev3”) has agreed to provide MTI up to $2.3 million in an unsecured loan and ev3 Endovascular, Inc., a wholly owned subsidiary of ev3 (“ev3 Endovascular”), has entered into a $1.0 million letter of credit with LaSalle Bank N.A., with the Landlord as beneficiary.

On October 13, 2005, ev3 and MTI finalized the terms of the note (the “Note”) and MTI executed it.  Under the Note, MTI may make draw downs (“Draw Downs”) from time to time in an aggregate amount not to exceed $2.3 million.  Each Draw Down under the Note will bear interest at a floating prime rate plus 2.3% and will be due and payable in 36 consecutive monthly installments of principal, each in an amount equal to the amount of such Draw Down divided by 36, plus accrued interest, each due and payable on the first business day of each calendar month commencing on the later of November 1, 2005 or the first day of the month following the Draw Down made under the Note, and continuing on the first business day of each succeeding month thereafter for 36 consecutive months, when the unpaid amount of the Draw Down and all accrued and unpaid interest will be due and payable in full.  MTI will have the right to prepay the outstanding principal balance and accrued and unpaid interest thereon prior to maturity, without premium or penalty.

The Note evidencing the loan contains customary events of default, including without limitation, payment defaults with cure periods, bankruptcy and involuntary proceedings, monetary judgment defaults in excess of specified amounts, cross-defaults to other agreements and certain changes of control.  For certain events of default related to insolvency and receivership, the entire outstanding unpaid principal balance of the Note and all accrued and unpaid interest thereon will automatically become immediately due and payable.  In the event of other defaults by MTI, ev3 may declare the entire outstanding unpaid principal balance of the Note and all accrued and unpaid interest thereon to be immediately due and payable.  Upon an event of default, ev3 may also exercise all rights and remedies under any other instrument, document, or agreement between MTI and ev3, enforce all rights and remedies under any applicable law; and offset any and all balances, credits, deposits, accounts, or monies of MTI then or thereafter with ev3, or any obligations of ev3 to MTI arising under any agreement or arrangement between ev3 and MTI, against any amounts due to ev3 from MTI arising under the Note.

ev3 Endovascular has provided MTI with a $1.0 million standby irrevocable letter of credit in favor of the Landlord to provide MTI with additional financing to support the planned Improvements (the “Letter of Credit”).  The Letter of Credit expires on September 15, 2006, but will be automatically extended for successive one-year periods thereafter, unless LaSalle Bank

N.A. notifies the parties that it does not intend to renew the Letter of Credit for an additional year at least 30 days prior to the expiration date, as such expiration date may be extended.

The descriptions of the Lease, Note and Letter of Credit set forth above are qualified in their entirety by reference to the Lease, Note, Letter of Credit and Amendment to Letter of Credit filed as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K and are hereby incorporated herein by this reference.

Item 9.01                                   Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit No.	Description
10.1

Lease dated October 13, 2005 between The Irvine Company and Micro Therapeutics, Inc. (Incorporated by reference to Exhibit 10.53 to Micro Therapeutics, Inc.’s Current Report on Form 8-K as filed with the SEC on October 18, 2005 (File No. 000-06523))

10.2

Promissory Note dated October 13, 2005 in the principal amount of $2.3 million issued by Micro Therapeutics, Inc. in favor of ev3 Inc. (Incorporated by reference to Exhibit 10.54 to Micro Therapeutics, Inc.’s Current Report on Form 8-K as filed with the SEC on October 18, 2005 (File No. 000-06523))

10.3

Standby Irrevocable Letter of Credit dated September 16, 2005 issued by LaSalle Bank N.A. issued in favor of The Irvine Company. for the account of ev3 Endovascular, Inc. (Incorporated by reference to Exhibit 99.1 to Micro Therapeutics, Inc.’s Current Report on Form 8-K as filed with the SEC on October 18, 2005 (File No. 000-06523))

10.4

Amendment to Letter of Credit dated September 16, 2005 issued in favor of The Irvine Company (Incorporated by reference to Exhibit 99.2 to Micro Therapeutics, Inc.’s Current Report on Form 8-K as filed with the SEC on October 18, 2005 (File No. 000-06523))

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 18, 2005	ev3 Inc.

	By:	/s/ Patrick D. Spangler
Name: Patrick D. Spangler
Title: Chief Financial Officer and Treasurer

ev3 Inc.

CURRENT REPORT ON FORM 8-K

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing
10.1	Lease dated October 13, 2005 between The Irvine Company and Micro Therapeutics, Inc.	Incorporated by reference to Exhibit 10.53 to Micro Therapeutics, Inc.’s Current Report on Form 8-K as filed with the SEC on October 18, 2005 (File No. 000-06523)

10.2	Promissory Note dated October 13, 2005 in the principal amount of $2.3 million issued by Micro Therapeutics, Inc. in favor of ev3 Inc.	Incorporated by reference to Exhibit 10.54 to Micro Therapeutics, Inc.’s Current Report on Form 8-K as filed with the SEC on October 18, 2005 (File No. 000-06523)

10.3	Standby Irrevocable Letter of Credit dated September 16, 2005 issued by LaSalle Bank N.A. issued in favor of The Irvine Company for the account of ev3 Endovascular, Inc.	Incorporated by reference to Exhibit 99.1 to Micro Therapeutics, Inc.’s Current Report on Form 8-K as filed with the SEC on October 18, 2005 (File No. 000-06523)

10.4	Amendment to Letter of Credit dated September 16, 2005 issued in favor of The Irvine Company.	Incorporated by reference to Exhibit 99.2 to Micro Therapeutics, Inc.’s Current Report on Form 8-K as filed with the SEC on October 18, 2005 (File No. 000-06523)